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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 25, 2003


                         AMERICAN STONE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-22375                  13-3704099
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


     230 W. Main Street, South Amherst, Ohio                      44001
     (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (440) 986-4501

              Former Address: 8705 Quarry Road, Amherst, Ohio 44001 (Former name or former address, if changed since last report)




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Item 5.  Other Events and Regulation FD Disclosure

         On June 25, 2003, the principal bank lender of American Stone Corporation ("ASC"), the operating subsidiary of American Stone Industries, Inc. (the "Company"), issued a letter to ASC requesting immediate payment of the entire principal and interest owed to the bank by ASC. A copy of the Company's press release relating to this event is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

                  99.1     Press release of the Company, dated July 2, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN STONE INDUSTRIES, INC.

Date:    July 2, 2003              /s/ Russel Ciphers, Sr
                                   ---------------------------------------------
                                   By:  Russell Ciphers, Sr.
                                   Title: President & Chief Executive Officer


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                                  EXHIBIT INDEX
                                  -------------


Number            Subject Matter
------            --------------


99.1              Press release of the Company, dated July 2, 2003.









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